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                                                                       Ex. 10.15

                    AMENDMENT NUMBER ONE TO EMPLOYMENT AGREEMENT

      This Amendment Number One to the Employment Agreement entered into as of November 8, 1993, by and between Ed Munno (the "Employee") and Foundation Health Corporation, a Delaware corporation (the "Company") (the "Employment Agreement") is effective as of May 1, 1996.

     WHEREAS, the Company desires to amend certain provisions of the Employment Agreement to, among other matters, clarify certain provisions thereof; and

     WHEREAS, the Employee is amendable to such amendments;

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Subsection 1(a) of the Employment Agreement shall be amended by deleting such subsection it its entirety and replacing it with the following Subsection 1(a):

     "(a) BASIC RULE. The Company agrees to continue the Employee's employment, and the Employee agrees to remain in employment with the Company for a three-year period commencing as of the date hereof and ending May 1, 1999, unless sooner terminated pursuant to Subsection (b),
     (c) or (d)."

     2.  Subsection 1(e) shall be deleted in its entirety.

     3.  Subsection 1(f) shall be amended by renumbering it Subsection 1(e).

     4.  Subsection 1(g) shall be amended by renumbering it Subsection 1(f).

     5. Section 3 shall be amended by stating the annual rate of compensation as $240,000.

     6. Subsection 6(c) shall be amended by deleting the word "Retirement" in the first sentence thereof.

     7. Subsection 7(a) shall be amended by deleting the word "Retirement" in the first sentence thereof.

     8. REMAINING TERMS The remaining terms of the Employment Agreement shall remain in full force and effect.

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     IN WITNESS WHEREOF, each of the parties has executed this Amendment
Number One, in the case of the Company, by its duly authorized officer, as of the day and year first above written.


                                     /s/ ED MUNNO
                                   -----------------------------------------
                                   Employee


                                   FOUNDATION HEALTH CORPORATION


                                   By:  /s/ DANIEL D. CROWLEY
                                      --------------------------------------

                                   Its: CHAIRMAN, PRESIDENT & CEO
                                       -------------------------------------

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